UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

SUNSHINE HEART, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-35312 (Commission File No.)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of Principal Executive Offices)  (Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On September 16, 2014, Sunshine Heart, Inc. (“Sunshine Heart” or the “Company”) announced that follow-up data from six patients implanted with the C-Pulse® Heart Assist System at St. Luke’s Hospital — Mid America Heart Institute, as part of a FDA approved, North American Feasibility Trial, will presented by Dr. Sanjeev Aggarwal, MD, Director of Mechanical Circulatory Support at Saint Luke’s Mid America Heart Institute. Prior to his clinical presentation at TCT Conference, Dr. Aggarwal will present these case studies and a COUNTER HF study update to the investment community at Sunshine Heart’s fourth annual analyst and investor breakfast that begins at 7:00am (EDT) at the Grand Hyatt Washington on September 16, 2014.  Dr. Christopher Bowles, PhD, Royal Brompton and Harefield NHS Foundation Trust and Imperial College London, and Dr. William E. Cohn, MD, Texas Heart Institute, will also present at the breakfast.  Following the event, the presentations will be available on the investor section of the Sunshine Heart website at http://ir.sunshineheart.com/index.cfm.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information including Exhibits 99.1, 99.2, 99.3 and 99.4, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1

Press Release - Sunshine Heart to Provide Case Studies from North American Feasibility Trial and Updates on OPTIONS HF and COUNTER HF™ at 2014 Transcatheter Cardiovascular Therapeutics (TCT) Conference

99.2	Presentation - Dr. Sanjeev Aggarwal, Director of Mechanical Circulatory Support at St. Luke’s Mid America Heart Institute
99.3	Presentation - Christopher Bowles, PhD, Artificial Heart Specialist at Royal Brompton and Harefield NHS Foundation Trust & Imperial College London
99.4	Presentation - Dr. William E. Cohn, Director of Minimally Invasive Surgical Technology at Texas Heart Institute at St. Luke’s Medical Center

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 16, 2014		SUNSHINE HEART, INC.

	By:	/S/ JEFFREY S. MATHIESEN
	Name:	Jeffrey S. Mathiesen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press Release - Sunshine Heart to Provide Clinical Updates from the North American Feasibility Study and OPTIONS HF European Post-Market Study at 2014 Transcatheter Cardiovascular Therapeutics (TCT) Conference

99.2	Presentation - Dr. Sanjeev Aggarwal, Director of Mechanical Circulatory Support at St. Luke’s Mid America Heart Institute
99.3	Presentation - Christopher Bowles, PhD, Artificial Heart Specialist at Royal Brompton and Harefield NHS Foundation Trust & Imperial College London
99.4	Presentation - Dr. William E. Cohn, Director of Minimally Invasive Surgical Technology at Texas Heart Institute at St. Luke’s Medical Center